                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: February 16, 2000

                Date of earliest event reported: February 1, 2000

                        DITECH COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

       000-26209                                         94-2935531
(Commission File No.)                        (IRS Employer Identification No.)

                             825 E. MIDDLEFIELD ROAD
                             MOUNTAIN VIEW, CA 94043

              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (650) 623-1300

                            ------------------------

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On February 1, 2000, Ditech Communications Corporation (the "Company") completed an acquisition (the "Acquisition") in which it acquired: (i) substantially all of the assets (the "Telinnovation Assets") from Telinnovation, a California general partnership, Telinnovation Corporation, a California corporation, and Telinnovation Service Corporation, a California corporation (collectively, the "Telinnovation Entities"), and (ii) all of the assets relating to voice enhancement and echo cancellation technology (the "Hardy Assets," and together with the Telinnovation Assets, the "Assets") from Richard Hardy, an individual ("Hardy"). The Assets were acquired pursuant to (i) the Asset Purchase Agreement (the "Telinnovation Purchase Agreement"), dated as of December 8, 1999, among the Company, the Telinnovation Entities, Charles Davis, an individual ("Davis"), and David Shvarts, an individual ("Shvarts, together with Davis, the "General Partners"); and (ii) the Asset Purchase Agreement (the "Hardy Purchase Agreement," and together with the Telinnovation Purchase Agreement, the "Purchase Agreements"), dated as of December 8, 1999, between the Company and Hardy. Pursuant to the Purchase Agreements, the Telinnovation Entities and Hardy received in exchange for the Assets an aggregate total of six hundred thousand (600,000) shares of the common stock of the Company, a portion of which will be held in escrow and released upon certain events.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(a)      FINANCIAL STATEMENTS

         See Exhibit 99.1 for audited financial statements of the Telinnovation Entities.

(b)      PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION (UNAUDITED)

         The following unaudited pro forma condensed combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements and notes thereto of the Company included in the Company's Registration Statement on Form S-1 (File No. 333-86691) filed September 8, 1999, as amended October 4, 1999, and its final prospectus contained therein filed October 5, 1999 under Rule 424(b) of the Securities Act of 1933, as amended, and the Company's October 31, 1999 unaudited quarterly financial statements on Form 10-Q filed December 14, 1999, with the Securities and Exchange Commission, and the historical financial statements and notes thereto of the Telinnovation Entities, included as exhibits herein.

         The unaudited pro forma condensed combined financial statements assume a business combination between the Company and the Telinnovation Entities accounted for on a purchase basis and are based on each entity's respective historical financial statements and notes thereto, which are included herein or are otherwise publicly available. The unaudited pro forma condensed combined balance sheet combines the Company's condensed balance sheet as of October 31, 1999 with the Telinnovation Entities' condensed combined balance sheet as of October 31, 1999, giving effect to the Acquisition as if it had occurred on October 31, 1999. The unaudited pro forma condensed combined statements of operations combine the Company's historical results for the six months ended October 31, 1999 and the year ended April 30, 1999 with the Telinnovation Entities' historical results for the six months ended October 31, 1999 and the year ended April 30, 1999, respectively, giving effect to the Acquisition as if it had occurred at May 1, 1999 and 1998, respectively. The combined statements of operations of the Telinnovation Entities included in the pro forma statements have been adjusted to conform the fiscal periods with those of the Company.

         The unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Acquisition had been consummated at the beginning of the earliest period presented, nor is it necessarily indicative of future operating results or financial position.


                                              DITECH COMMUNICATIONS CORPORATION
                                      UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                                   AS OF OCTOBER 31, 1999
                                                       (IN THOUSANDS)

                                                                                              PRO FORMA           PRO FORMA
                                                           DITECH         TELINNOVATION      ADJUSTMENTS           COMBINED
                                                       ----------------  ----------------  ----------------     ---------------
                        ASSETS
Current assets:
    Cash and cash equivalents                               $   59,176        $    2,814       $    (2,814)a        $   59,176
    Investments                                                      -             2,778            (2,778)a                 -
    Accounts receivable, net                                    17,118                80                 -              17,198
    Inventories                                                  4,038                 -                 -               4,038
    Prepaids and other current assets                            1,225                 6                 -               1,231
                                                       ----------------  ----------------  ----------------     ---------------
        Total current assets                                    81,557             5,678            (5,592)             81,643

Investments                                                          -            11,425           (11,425)a                 -
Property and equipment, net                                      2,144                53                 -               2,197
Other assets                                                     3,556                12             3,500 b             7,068
Goodwill and other intangibles                                       -                 -            37,127 b            37,127
                                                       ----------------  ----------------  ----------------     ---------------

        Total assets                                        $   87,257        $   17,168       $    23,610          $  128,035
                                                       ----------------  ----------------  ----------------     ---------------
                                                       ----------------  ----------------  ----------------     ---------------

                     LIABILITIES
Current liabilities:
    Accounts payable                                        $    4,729         $      14         $       -          $    4,743
    Accrued expense                                              1,842                48                 -               1,890
    Income tax payable                                           5,176                 -                 -               5,176
    Deferred revenue                                             1,065                 -                 -               1,065
    Current portion of long term obligation                         64                 -                 -                  64
                                                       ----------------  ----------------  ----------------     ---------------
        Total current liabilities                               12,876                62                 -              12,938

Long term obligations                                               43                 -                 -                  43
Deferred income taxes                                               34                 -                 -                  34
                                                       ----------------  ----------------  ----------------     ---------------
        Total liabilities                                       12,953                62                 -              13,015

                 STOCKHOLDERS' EQUITY
    Common stock                                                91,755                15               (15)a           160,605
                                                                                                    68,850 b
    Partners' capital                                                -            (1,883)            1,883 a                 -
    Deferred stock compensation                                 (1,064)                -           (22,950)b           (24,014)
    Accumulated deficit                                        (16,387)            7,817            (7,817)a           (21,571)
                                                                                                    (5,184)b
    Accumulated other comprehensive income                           -            11,157           (11,157)a                  -
                                                       ----------------  ----------------  ----------------     ---------------
        Total stockholders' equity                              74,304            17,106            23,610             115,020
                                                       ----------------  ----------------  ----------------     ---------------

        Total liabilities and stockholders' equity          $   87,257        $   17,168       $    23,610          $  128,035
                                                       ----------------  ----------------  ----------------     ---------------
                                                       ----------------  ----------------  ----------------     ---------------

                                     The accompanying notes are an integral part of these

                                 unaudited pro forma condensed combined financial statements.


                                             DITECH COMMUNICATIONS CORPORATION
                              UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                                                 YEAR ENDED APRIL 30, 1999
                                        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                    PRO FORMA           PRO FORMA
                                                 DITECH        TELINNOVATION       ADJUSTMENTS          COMBINED
                                             ---------------   ---------------   ----------------    ----------------
Revenues                                         $   25,364        $    2,175        $    (1,065)d        $   26,474

Cost of goods sold                                   11,858                 -             (1,065)d            10,793
                                             ---------------   ---------------   ----------------    ----------------

Gross profit                                         13,506             2,175                  -              15,681
                                             ---------------   ---------------   ----------------    ----------------

Operating expenses:
    Sales and marketing                               5,759                 -                  -               5,759
    Research and development                          3,860               308                  -               4,168
    General and administrative                        2,399               301                  -               2,700
    Amortization of goodwill
      and other intangibles                               -                 -              7,426 c             7,426
    Amortization of deferred stock
      compensation                                        -                 -              7,650 c             7,650
                                             ---------------   ---------------   ----------------    ----------------
        Total operating expenses                     12,018               609             15,076              27,703
                                             ---------------   ---------------   ----------------    ----------------

Income (loss) from operations                         1,488             1,566            (15,076)            (12,022)
                                             ---------------   ---------------   ----------------    ----------------

Interest income (expense)                              (500)              366               (366)a              (500)

Income (loss) before provision
    for (benefit from) income taxes                     988             1,932            (15,442)            (12,522)

Provision for (benefit from) income taxes               413                 -             (5,445)f            (5,032)
                                             ---------------   ---------------   ----------------    ----------------

Net income (loss)                                       575             1,932             (9,997)             (7,490)
                                             ---------------   ---------------   ----------------    ----------------

Accretion of mandatorily redeemable
    preferred stock                                   1,497                 -                  -               1,497
                                             ---------------   ---------------   ----------------    ----------------

Net income (loss) attributable to
    common stockholders                          $     (922)       $    1,932        $    (9,997)        $    (8,987)
                                             ---------------   ---------------   ----------------    ----------------
                                             ---------------   ---------------   ----------------    ----------------

Net loss per share - basic and diluted                                                                     $   (2.27)
                                                                                                     ----------------
                                                                                                     ----------------

Shares used in per share computation -
    basic and diluted                                                                                          3,966
                                                                                                     ----------------
                                                                                                     ----------------

                                The accompanying notes are an integral part of these

                             unaudited pro forma condensed combined financial statements.


                                             DITECH COMMUNICATIONS CORPORATION
                              UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                                            SIX MONTHS ENDED OCTOBER 31, 1999
                                        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                                  PRO FORMA            PRO FORMA
                                               DITECH         TELINNOVATION      ADJUSTMENTS           COMBINED
                                           ----------------  ----------------  ----------------     ----------------

Revenues                                        $   35,798        $    3,977       $    (3,591)d         $   36,184

Cost of goods sold                                  11,665                 -              (631)d             11,034
                                           ----------------  ----------------  ----------------     ----------------

Gross profit                                        24,133             3,977            (2,960)              25,150
                                           ----------------  ----------------  ----------------     ----------------

Operating expenses:
    Sales and marketing                              3,841                 -                 -                3,841
    Research and development                         2,378               280                 -                2,658
    General and administrative                       2,007               172                 -                2,179
    Amortization of goodwill
      and other intangibles                              -                 -             3,712 c              3,712
    Amortization of deferred
      stock compensation                                 -                 -             3,825 c              3,825
                                           ----------------  ----------------  ----------------     ----------------
        Total operating expenses                     8,226               452             7,537               16,215
                                           ----------------  ----------------  ----------------     ----------------

Income from operations                              15,907             3,525           (10,497)               8,935
                                           ----------------  ----------------  ----------------     ----------------

Other income                                             -             1,790            (1,790)e                  -
Interest income, net                                    40                65               (65)a                 40
                                           ----------------  ----------------  ----------------     ----------------

Income before provision for
    (benefit from) income taxes                     15,947             5,380           (12,352)               8,975
                                           ----------------  ----------------  ----------------     ----------------

Provision for (benefit from) income taxes            6,692                 -            (2,810)f              3,882
                                           ----------------  ----------------  ----------------     ----------------

Net income                                           9,255             5,380            (9,542)               5,093
                                           ----------------  ----------------  ----------------     ----------------

Accretion of mandatorily redeemable
    preferred stock                                     99                 -                 -                   99
                                           ----------------  ----------------  ----------------     ----------------

Net income attributable to
    common stockholders                         $    9,156        $    5,380       $    (9,542)          $    4,994
                                           ----------------  ----------------  ----------------     ----------------
                                           ----------------  ----------------  ----------------     ----------------

Net income per share - basic                                                                              $    0.47
                                                                                                    ----------------
                                                                                                    ----------------

Net income per share - diluted                                                                            $    0.39
                                                                                                    ----------------
                                                                                                    ----------------

Shares used in per share computation
    Basic                                                                                                    10,600
                                                                                                    ----------------
                                                                                                    ----------------

    Diluted                                                                                                  12,948
                                                                                                    ----------------
                                                                                                    ----------------

                                   The accompanying notes are an integral part of these
                               unaudited pro forma condensed combined financial statements.


                        DITECH COMMUNICATIONS CORPORATION
      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.     BASIS OF PRESENTATION

       Effective February 1, 2000, the Company acquired from the
Telinnovation Entities the operating assets relating to an echo cancellation business.

       The allocation of the stock purchase price is summarized below (in thousands):

Developed technology                                                $  25,914
In-process research and development                                     8,684
Goodwill                                                               11,213
Net assets acquired                                                        89
                                                              ----------------

           Total purchase price                                     $  45,900
                                                              ----------------
                                                              ----------------

       The amount allocated to in-process research and development represents the purchased in-process technology for projects that, as of the date of the acquisition, had not yet reached technological feasibility and had no alternative future use. Based on preliminary assessments, the value of these projects was determined by estimating the resulting net cash flows from the sale of the products resulting from the completion of the projects, reduced by the portion of the revenue attributable to core technology and the percentage completion of the project. The resulting cash flows were then discounted back to their present value at appropriate discount rates.

       The nature of the efforts to develop the purchased in-process research and development into commercially viable products principally relates to the completion of all planning, designing, prototyping and testing activities that are necessary to establish that the product can be produced to meet is design specification including function, features and technical performance requirements. The resulting net cash flows from such products are based on estimates of revenue, cost of revenue, research and development costs, sales and marketing costs, and income taxes from such projects.

       The amount allocated to in-process research and development will be charged to the statement of operations in the period of the acquisition.

       The Telinnovation Purchase Agreement includes the issuance of 200,000 restricted shares to the General Partners with a value of $22,950,000. These restricted shares vest over a three year period following the closing of the Acquisition. This stock has been recorded as deferred stock compensation and will be charged to the statement of operations as stock compensation over the three year vesting period.

2.     PRO FORMA ADJUSTMENTS

       (a) To eliminate the Telinnovation Entities' assets, equity, revenues or expenditures not relating to the portion of the business acquired or assumed in the acquisition of the echo cancellation business.

       (b) To reflect the purchase price and deferred stock compensation and the resulting in-process research and development charge, as if the acquisition had occured on October 31, 1999.

       (c) To reflect the amortization of stock compensation, developed technology and goodwill, as if the acquisition had occurred on May 1, 1998 or 1999 as applicable. In-process research and development has not been charged in the pro forma adjustments to the statements of operations due to its non-recurring nature.

       (d) To reflect elimination of inter-company transactions, being the payment of royalties and the purchase of technology.

       (e) To reflect elimination of proceeds from sale of the Company's common stock by the Telinnovation Entities.

       (f) To reflect income taxes/benefits on pro forma profits/(losses) of the Telinnovation Entities at an assumed rate of 40.3%.

(c)      EXHIBITS.

      EXHIBIT NUMBER

      2.1 Asset Purchase Agreement, dated as of December 8, 1999, among Ditech Communications Corporation, Telinnovation, Telinnovation Corporation, and Telinnovation Service Corporation, Charles Davis, and David Shvarts

      2.2 Asset Purchase Agreement, dated as of December 8, 1999, between Ditech Communications Corporation and Richard Hardy

      99.1 Financial Statements for Telinnovation, Telinnovation Corporation and Telinnovation Service Corporation

      99.2 Press Release, dated December 9, 1999, entitled "Ditech Communications to Acquire Telinnovation --- Acquisition Gives Ditech a Leadership Role in Voice-Over-Packet Market"

      99.3 Agreement, dated as of January 31, 2000, among Ditech Communications Corporation, Telinnovation, Telinnovation Corporation, and Telinnovation Service Corporation, Charles Davis, and David Shvarts, providing for the closing date

      99.4 Agreement, dated as of January 31, 2000, between Ditech Communications Corporation and Richard Hardy, providing for the closing date

      99.5 Press Release, dated February 9, 2000, entitled "Ditech Communications Completes Acquisition of Telinnovation --- Acquisition Gives Ditech Major Voice-Over-Packet Customers"

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DITECH COMMUNICATIONS CORPORATION
                                             a Delaware corporation

Dated:  February 16, 2000                    By:    /s/ Timothy Montgomery
                                                    --------------------------
                                                    Timothy Montgomery
                                                    Chief Executive Officer and
                                                    President

                              INDEX TO EXHIBITS

  EXHIBIT NUMBER

      2.1 Asset Purchase Agreement, dated as of December 8, 1999, among Ditech Communications Corporation, Telinnovation, Telinnovation Corporation, and Telinnovation Service Corporation, Charles Davis, and David Shvarts

      2.2 Asset Purchase Agreement, dated as of December 8, 1999, between Ditech Communications Corporation and Richard Hardy

      99.1 Financial Statements for Telinnovation, Telinnovation Corporation and Telinnovation Service Corporation

      99.2 Press Release, dated December 9, 1999, entitled "Ditech Communications to Acquire Telinnovation --- Acquisition Gives Ditech a Leadership Role in Voice-Over-Packet Market"

      99.3 Agreement, dated as of January 31, 2000, among Ditech Communications Corporation, Telinnovation, Telinnovation Corporation, and Telinnovation Service Corporation, Charles Davis, and David Shvarts, providing for the closing date

      99.4 Agreement, dated as of January 31, 2000, between Ditech Communications Corporation and Richard Hardy, providing for the closing date

      99.5 Press Release, dated February 9, 2000, entitled "Ditech Communications Completes Acquisition of Telinnovation --- Acquisition Gives Ditech Major Voice-Over-Packet Customers"